<on Country Insurance and Financial Services letterhead>

August 22, 2005

As a valued customer, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your variable product from COUNTRY Investors Life Assurance Company. These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2005.

Listed below are the semi-annual reports enclosed in this mailing for the investment options in which you were invested as of August 1, 2005. 1 If the semi-annual reports for all of your investment options are not included, you will receive an additional mailing(s) for the remaining options.

The performance information shown in the semi-annual reports does not reflect product charges, such as premium expense charges, cost of insurance and policy administration fees. If these had been included, investment performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your registered representative.

We appreciate and value your business and look forward to serving you again in the future.


COUNTRY Investors Life Assurance Company







      [list of investment options contained in this mailing]






_______________________________
 1 Note - if you were invested in any of the EquiTrust Variable
 Insurance Series Fund or COUNTRYr Mutual Fund subaccounts, you will receive the complete semi-annual report for that Fund.

 LCI

<on Country Insurance and Financial Services letterhead>

August 22, 2005



As a valued customer, we are pleased to provide you with a CD-ROM containing the semi-annual reports for the investment options available under your Variable Universal Life Insurance Policy or  Variable  Annuity  from COUNTRY Investors  Life  Assurance
Company.   These reports provide an update on each portfolio's
investment holdings and financial information as of June 30, 2005.

The performance information shown in the semi-annual reports does not reflect product charges, such as premium expense charges, cost of insurance and policy administration fees. If these had been included, investment performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

You may revoke your consent to receive prospectuses, annual and semi-annual reports by CD-ROM at any time and receive paper copies of these documents without charge or penalty by contacting our Variable Product Service Center in writing at the address listed below or by calling us toll-free at 1-888-349-4658.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your COUNTRY registered representative.

We appreciate and value your business and look forward to serving you again in the future.


COUNTRY Investors Life Assurance Company

















LCI-CD